Exhibit 99.1

©2023 Zura Bio Ltd. Corporate Overview Last Updated: October 2023 Building the Next Immunology Leader

©2023 Zura Bio Ltd. 2 Forward Looking Statements Disclaimer This communication includes “forward - looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believe,” “predict,” “potential,” “continue,” “strategy,” “future,” “opportunity,” “would,” “seem,” “seek,” “outlook” and similar expressions are intended to identify such forward - looking statements. Forward - looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties that could cause the actual results to differ materially from the expected results. These statements are based on various assumptions, whether or not identified in this communication. These forward - looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by an investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. You should carefully consider the risks and uncertainties described in the “Risk Factors” sections of Zura Bio’s recent filings with the SEC. These filings would identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward - looking statements. Many of these factors are outside Zura Bio’s control and are difficult to predict. Many factors could cause actual future events to differ from the forward - looking statements in this communication, including but not limited to: (1) the outcome of any legal proceedings that may be instituted against Zura Bio; (2) volatility in the price of Zura Bio’s securities; (3) the ability of Zura Bio to successfully conduct research and development activities, grow and manage growth profitably, maintain relationships with customers and suppliers, and retain key employees; (4) costs related to financing transactions and the ongoing costs relating to operating as a public company; (5) changes in the applicable laws or regulations; (6) the possibility that Zura Bio may be adversely affected by other economic, business, and/or competitive factors; (7) the risk of downturns and a changing regulatory landscape in the highly competitive industry in which Zura Bio operates; (8) the impact of the global COVID - 19 pandemic; (9) the potential inability of Zura Bio to raise additional capital needed to pursue its business objectives or to achieve efficiencies regarding other costs; (10) the enforceability of Zura Bio’s intellectual property, including its patents, and the potential infringement on the intellectual property rights of others, cyber security risks or potential breaches of data security; and (11) other risks and uncertainties described in the Registration Statement and such other documents filed by Zura Bio from time to time with the SEC. These risks and uncertainties may be amplified by the COVID - 19 pandemic or other unanticipated global disruption events, which may continue to cause economic uncertainty. Zura Bio cautions that the foregoing list of factors is not exclusive or exhaustive and not to place undue reliance upon any forward - looking statements, including projections, which speak only as of the date made. Zura Bio gives no assurance that it will achieve its expectations. Zura Bio does not undertake or accept any obligation to publicly provide revisions or updates to any forward - looking statements, whether as a result of new information, future developments or otherwise, or should circumstances change, except as otherwise required by securities and other applicable laws.

©2023 Zura Bio Ltd. 3 Experienced management team with proven ability to successfully execute and build a leading market position Nasdaq: ZURA Verender Badial Chief Financial Officer Someit Sidhu M.D. Chief Executive Officer and Director Chris Cabell M.D. Chief Medical Officer and Head of Research and Development Gary Whale Ph.D. Chief Technology Officer Mike Howell Ph.D. Chief Scientific Officer and Head of Translational Science Kim Davis Chief Legal Officer Executive Team Board of Directors Amit Munshi Garry Neil, M.D. Jennifer Jarrett Neil Graham, M.D. Parvinder Thiara Sandeep Kulkarni, M.D. Someit Sidhu, M.D. Steve Schoch Chairman Director Director Director Director Director Director Director

©2023 Zura Bio Ltd. Sizeable Total Addressable Market Exists Across Number of Validated Mechanisms 4 Nasdaq: ZURA Room for growth across our three indications Approximately $4 Billion in growth anticipated by 2029 Sources: 1 Based on current annual gross price of marketed products 2 Based on 2023 gross price, adjusted for population and price growth. $ 7 .1 $ 5 .6 $ 8 . 7 $ 5 . 5 $ 4 .5 $ 7 .1 2023 US Total Addressable Market 1 20 29 US Total Addressable Market 2 $17.1 B illion $ 2 1 . 4 Billion alopecia areata hidradenitis suppurativa systemic sclerosis US TAM estimated ~$21 Billion by 2029 2 Systemic sclerosis has unlocked potential with only two specific SSc - ILD approved products

Clinical stage pipeline targeting key immunology pathways

zurabio Nasdaq:ZURA

ZURA BIO PROGRAM		INDICATION	NEXT CLINICAL PHASE: Preclinical	Phase 1	Phase 2	Phase 3	EXPECTED KEY MILESTONES	
ZB-106	tibulizumab Anti-BAFF x IL-17	systemic sclerosis					Transition asset from Eli-Lilly	✓
							Open IND rheumatology division	✓
							Phase 2 study initiation, to enable seamless transition to Ph3	2H-24'
		hidradenitis suppurativa					Transition asset from Eli-Lilly	✓
							Open IND dermatology division	2H-24'
							Phase 2 initiation	2H-24'
ZB-168	Anti-IL-7R	alopecia areata					Transition asset from Pfizer	✓
							Open IND dermatology division	✓
							Completed technology transfer to CDMO	✓
							Phase 2 initiation*	1H-24'
ZB-880	torudokimab Anti-IL-33	allergy /respiratory					Conduct all necessary CMC and regulatory tasks to prepare the asset for Phase 2 readiness**	

(*) pending expected phase 2 external catalysts in atopic dermatitis (AD) and ulcerative colitis (UC)
(**) pending expected phase 2 and 3 external catalysts in asthma and chronic obstructive pulmonary disease (COPD)

Sources: Zura Internal Data and Planning.
Current development plans and trial designs are subject to change due to factors such as regulatory feedback

©2023 Zura Bio Ltd.
5

Key External Catalysts Through 1H-2025

zurabio
Nasdaq: ZURA

2024				2025	
Q1	Q2	Q3	Q4	Q1	Q2

(1Q-2024)
Topline data from Ph2b/3 in PsA
Acelyrin, izokibep (*IL-17*)

(1Q-2024)
Topline data from Ph2b in PsA
MoonLake, sonelokimab (*IL-17*)

(4Q-2023 to 1Q-2024)
Topline Ph2 in UC
OSE Immunotherapeutics, OSE-127 (anti-*IL-7R* mAb)

(1Q-2024)
Topline Ph2 in COPD
Astra Zeneca /Amgen, tezepelumab (*TSLP*)

(1Q/2Q-2024)
Topline in Ph2 in AD
Q-32 Bio/Horizon (part of Amgen), ADX-914 (*IL-7 /TSLP*)

(1Q/2Q-2024)
Initiate Ph1/2 trial in AA
Nektar Therapeutics, rezpegaldesleukin

(3Q-2024)
Topline Ph2 in Plaque psoriasis
Dice (part of Eli Lilly), DC-806 (*IL-17*)

(3Q-2024)
Ph2 in SLE
Novartis, Ianalumab (VAY736) (*BAFF*) & iscalimab (CFZ533) (*anti-CD40*)

(3Q-2024)
Topline Ph3 in Asthma
Astra Zeneca /Amgen, tezepelumab (*TSLP*)

(3Q-2024)
Topline in Ph2a in AA
Q-32 Bio/Horizon (part of Amgen), ADX-914 (*IL-7/TSLP*)

(4Q-2024)
Topline Ph2b/3 in Uveitis
Acelyrin, izokibep (*IL-17*)

(4Q-2024)
Topline in Ph1b /2a in AA
Inmagene, IMG-007 (*OX40*)

(2Q-2025)
Ph3 in COPD (AERIFY-1 /AERIFY-II)
Sanofi/Regeneron, itepekimab (*anti-IL-33 mAb*)

(Ongoing through Q4-2026) Topline Readouts in Multi-year B-cell Platform Study in HS
Novartis, CFZ533, LYS006, MAS825, LOU064 and VAY736

LEGEND:
- ZB-106 Program: External Catalyst
- ZB-168 Program: External Catalyst
- ZB-880 Program: External Catalyst

Sources: ClinicalTrial.gov, Company Press Release
Abbreviations: AA, alopecia areata; AD, atopic dermatitis; COPD, chronic obstructive pulmonary disease; HS, hidradenitis suppurativa, PsA, psoriatic arthritis; SLE, systemic lupus erythematosus; UC, ulcerative colitis

©2023 Zura Bio Ltd.
6

©2023 Zura Bio Ltd. Paradigm shift for patients Our approach could signify a paradigm shift for patients suffering from severe and intricate autoimmune diseases. These patients currently find their needs unmet by the conventional "single” pathway approach. Pioneering dual pathway biology Integrating two validated mechanisms in disease indications where each has demonstrated individual efficacy Potent molecules with highly validated pathways Our clinical - stage assets are positioned as potentially best - in - class in pathways driving efficacy, aiming to profoundly alter the trajectory of chronic autoimmune diseases . Pioneering dual pathway biology Potential best - in - class potency on clinically validated pathways Paradigm shift for complex diseases 7 Our Strategic Approach

Paradigm shifting not incrementalism

zurabio
Nasdaq: ZURA

CURRENT APPROACHES ARE INCREMENTAL

PATIENTS NEED A PARADIGM SHIFT



Systemic sclerosis

- Skin, lung, kidney and other organs are affected by SSc
- Two drugs approved for severe lung complications (SSc-ILD)
- No treatment addresses the disease across multiple organ systems, currently, only lung complications are being addressed



Hidradenitis suppurativa

- IL-17 treatments seem to have reached their efficacy ceiling
- Overall disease burden still exists
- Persistent inflammatory burden remains with a B-cell driven component



Alopecia areata

- Efficacy bar is set at the low or mid dose of JAK inhibitors (JAKi)
- The JAKi class carries black box warnings limiting broad adoption for AA
- Efficacious, safer and better tolerated treatments are needed

Efficacy

Broader efficacy

Works in more patients not just certain subsets

Deeper efficacy

Raising the efficacy bar for all patients

Tox

Tox

Patient tolerability and safety

Sources: Company Presentations, Publications and Research.

©2023 Zura Bio Ltd.
8

Pioneering Dual Pathway Biology

zurabio
Nasdaq: ZURA

ZB-106 is an IgG-scFv engineered by the fusion of ixekizumab (TALTZ®) and tabalumab [1,2,3]


BAFF *
IL-17 *
tibulizumab
Anti BAFFxIL17
tabalumab
Anti-BAFF Ab
TALTZ®
Anti-IL-17scFv

- ✓ ZB-106 neutralizes IL-17A or BAFF regardless of whether the other binding sites are occupied
- ✓ ZB-106 binds in the same way as Taltz and tabalumab with the same number of binding sites
- ✓ Activity is mediated through direct target engagement and not ADCC
- ✓ $t_{1/2}$ is 26.9 days

ZB-106 inhibits BAFF-mediated proliferation in T1165 cells in an IL-17 independent manner [3]


ZB-106
tabalumab
ZB-106 + IL-17A
tabalumab + IL-17A
Tabalumab
ZB-106
%Inhibitions
[Antibody] pM
100
80
60
40
20
0
-20
-40
0.01
0.1
1

ZB-106 inhibits IL-17 mediated CXCL1 in epithelial cells in a BAFF independent manner [3]


ZB-106
TALTZ®
ZB-106 + BAFF
TALTZ® + BAFF
ZB-106
TALTZ®
%Inhibition CXCL1
[Antibody] pM
120
100
80
60
40
20
0
-20
-40
1
10
100
1000
10000
100000

Sources: [1]Liu, Ling, et al. Journal of Inflammation Research, doi:10.2147/jir.s100940. [2]Manetta, Joseph et al. Journal of Inflammation Research, doi:10.2147/jir.s67751. [3]Benschop, Robert J., et al. mAbs, doi:10.1080/19420862.2019.1624463.
(*) Figure Generated with BioRender

©2023 Zura Bio Ltd.
| 9

TALTZ® Anti - IL - 17 scFv Anti - BAFF Ab t a ba l u m a b IL - 17 tibulizumab: BAFF / IL - 17 BAFF ZB - 168: IL - 7R / TSLP torudokimab: IL - 33 / RAGE Potent molecules with highly validated pathways Nasdaq: ZURA DOSING TO DATE 2 o 78 Participants Dosed Across Three Ph1/1b studies 57 participants with single dose 21 participants with multiple dose up to 12 weeks POTENCY 93 Participants Dosed 60 participants with single dose 33 participants with multiple doses up to 12 weeks 244 Participants Dosed 81 participants with single dose 163 participants with multiple doses up to 52 weeks IL - 17 binds to IL - 17A preventing IL - 17A/A and IL - 17A/F heterodimerization 1 • ZB - 168 is nearly 10 - fold more potent than AZ/AMG’s tezepelumab, and tezepelumab does not inhibit IL - 7 signaling • ZB - 168 is >300 - fold more potent than Q32Bio / Horizon’s ADX - 914 in TSLP - induced markers, but similar in IL - 7 - induced pSTA5 8 Torudokimab was 2.9 and 5.5 - fold more potent than etokimab and itepekimab , respectively, inhibiting IL - 33 - induced GM - CSF production by human mast cells ha lf - lif e ( t 1/2 ) UPB - 101 ( α - TS LP R) t eze p el u m ab (TSLP) b e mp i k i ba rt (IL - 7R α ) ZB - 168 (I L - 7R α ) Antibody k on (M - 1 s - 1 ) k off (s - 1 ) k d (pM) t oru d o kimab Potency α - TSLPR mAb TSLP mAb IL - 7R α mAb IL - 7R α mAb tibulizumab 26.9 days torudokimab (LY3375880) 1.7 x 10 6 6.7 x 10 - 5 39 7.5 ng / ml / 0.05nM (CCL17) (5) 11 ng / ml / 0.07nM (CCL22) (5) 0.08 nM (CCL2) (8) TS LP - I nd u ced Signals 16.1 ng / ml / 0.1nM (CCL17) (7) 67 ng / ml / 0.44nM (CCL17) (7) 24 nM (CCL2) (8) etokimab (AnaptysBio) 9.4 x 10 5 1.2 x 10 - 4 112 2.9x sonelokimab 11 - 12 days itepekimab (Regeneron) 7.6 x 10 5 1.6 x 10 - 4 215 5.5x izokibep ~11 days 0.6 nM (IL - 7 at 0.25ng/ml) (8) 2.1 nM (IL - 7 at 2.5ng/ml) (8) search, doi:10.2147/jir.s677 oi:10.1124/jpet.121.000686 Sources: 1 Liu, Ling, et al. Journal of Inflam 6 Herold, Kevan C., et al. JCI Insight, doi:10.1 mation Research, doi:10.2147/jir.s100940. 2 IB an 172/jci.insight.126054. 7 Numazaki, Mako, et al. Jo IL - 7 - Induced Signals d CSR, 3 Manetta, Jose urnal of Pharmacolo Neg ph et al. Journal o gy and Experimen Neg f Inflammation Re tal Therapeutics, d 0.46nM (pSTAT5) (6) 51. 4 Benschop, Robert J., et al. m . 8. BMS patent https://patents.go Abs, doi:10.1080/19420862.2019.1624463. 5 Z gle.com/patent/WO2020154293A1/en ura Internal Dat a. ©2 023 Zura Bio Ltd. 10 IL - 7R TSLPR γ c

ZB-106 is Clinically De-Risked Through Ph1b

zurabio
Nasdaq: ZURA

78 Participants Dosed Across Three Ph1/1b studies

57 participants with single dose; 21 participants with multiple dose up to 12 weeks

PHARMACOKINETICS

- $t_{1/2}$ is 26.9 days
- Bioavailability after SC doses was 62.9%
- At doses tested there is evidence of maximum target engagement with clinical safety supporting 6-fold "window" between max target engagement and max human dose tested

Established dosing regimen

PHARMACODYNAMICS

- In Ph1b healthy volunteer study in RA participants there was multiple impacts on PD markers:
  - Decrease in CD20+ B-cells with higher doses generally associated with larger changes from baseline
  - Decrease in hs-CRP AUC was associated with higher ZB-106 AUCs

Demonstrated PD in participants in Ph1b

SAFETY and ADA

- SAD Studies: No deaths or SAEs
- MAD study: No deaths, single related SAE of neutropenia with resolution
- Most frequent TEAE: Headache, transient neutropenia, nausea, diarrhea
- No TEAE of infection at target doses
- In the MAD study, one participant had TE-ADAs detected at a low titer

Safety /ADA profile in line with TALTZ®

ZB-106 is a highly validated molecule that enables the opportunity to deliver on the promise of both IL-17 and BAFF inhibition in autoimmune disease

Abbreviations: MAD, multiple ascending dose; SAD, single ascending dose

©2023 Zura Bio Ltd.
11

©2023 Zura Bio Ltd. Combining IL - 17 and BAFF Neutralization in a Murine Model of Arthritis Enables Improvement in Therapeutic Benefit 12 ▪ Rheumatoid arthritis is a prototypic autoimmune disease where individually targeting IL - 17 - mediated inflammation or depleting B cells has been clinically validated ▪ The collagen - induced arthritis (CIA) murine model is similarly characterized by increased IL - 17 production and B cells that drive disease pathogenesis ▪ Surrogate antibodies were used to evaluate whether neutralization of IL - 17 and BAFF was superior to targeting individual pathways ▪ Mice were injected with anti - IL - 17A and/or anti - BAFF on days 22, 29, and 36 ▪ Blockade of both IL - 17A and BAFF was associated with reduced: ▪ Disease severity ▪ Inflammation in the hind paw (histology score) ▪ Anti - collagen antibodies histology score anti - collagen antibody (mg/mL) anti - BAFF + anti - IL - 17 Sources: Zura Internal Data, IND Briefing

©2023 Zura Bio Ltd. Potential First - in - Class, Dual Antagonist Combining tabalumab and TALTZ® ZB - 1 0 6 tibulizumab Anti - BAFF x IL - 17 systemic sclerosis (SSc)

©2023 Zura Bio Ltd. zz zz zz zz 14 Systemic sclerosis is a rare & life - threatening disease with no approved therapy ~200,000 people with SSc in US, EU and Japan 1 40 - 60% mortality in 10 years 2 Zero SSc - specific * drugs approved $2B+ annual potential market opportunity Rare and life - threatening autoimmune disease characterized by tissue inflammation and fibrosis 01 One of the deadliest of the rheumatic diseases 02 Associated with severe disability, fibrosis - related organ failure, and premature death • Up to 50% of patients develop interstitial lung disease (ILD), the most common cause of mortality in these patients • Severe impact on patients’ lives with a variable constellation of symptoms, including Raynaud’s phenomenon, arthritis, painful ulcers on fingers and toes, thickening and scarring of the skin, shortness of breath, hypertension, and severe fatigue High unmet medical need with no approved therapy 01 Standard of care relies upon off label use of immunosuppressive agents 02 Symptom management with pain relief through nonsteroidal, anti - inflammatory medications or corticosteroids 03 Two disease - modifying drugs are approved for severe lung complications of the disease (SSc - ILD), but no effective treatment exists that combats the disease across organ systems. Sources: Medscape, BMJ best practice 1 Health Advanced, LLC; Lenabasum Commercial Market Assessment. 2 Tyndall et al, 2010 3 Bergamasco, A. et al., Clin Epidemiol. 2019 Apr 18;11:257 - 273 4 Zura Bio internal analysis and benchmarking, 5 Internal assumption based on demand research and rare disease analogues (*) no effective treatment exists that combats the disease across organ systems ZB - 106 | SSc

IL-17 and BAFF Inhibition Have Shown Efficacy in Placebo Controlled Trials in systemic sclerosis (SSc)

zurabio
ZB-106 |SSc

IL-17 efficacy in SSc

- Brodalumab treatment in SSc leads to improved clinical outcomes [1]
- IL-17 known to play key role in the fibrotic process of various organs like lung, kidney, heart and skin
- Th17 cell–derived IL-17 was significantly higher in the skin and serum of SSc patients [2]

Role of BAFF in SSc

- Belimumab therapy shows efficacy in open label studies and one single center PBO study [7]
- Belimumab has been granted ODD by FDA and a Phase 2/3 had been initiated in SSc-ILD by GSK
- SSc patients have B cell abnormalities characterized by chronic hyper-reactivity of memory B cells [4]
- BAFF and auto-antibodies are key biomarkers in SSc [5,6]


IL23/IL17
Stromal cells
CXCL13
T1-IFN
BAFF
TLS
B cell
GC
Plasma cell
CXCR5+T_{fh} cell

ZB-106 has the potential to treat the Th17 and BAFF components of SSc

Sources: [1]Fukasawa, T., et al. Annals of the Rheumatic Diseases, doi:10.1136/annrheumdis-2022-eular.2519. [2]Yang, Xiaoqin, et al. Arthritis Research Therapy, doi:10.1186/ar4430. [3]Ebata, Satoshi, et al. The Lancet Rheumatology, doi:10.1016/s2665-9913(21)00107-7. [4]Sato, Shinichi, et al. Molecular Immunology, doi:10.1016/j.molimm.2004.06.025. [5]Senécal, Jean-Luc, et al. Journal of Scleroderma and Related Disorders, doi:10.1177/2397198319870667. [6]Sato, Shinichi,, et al. The Journal of Immunology, doi:10.4049/jimmunol.165.11.6635. [7]Gordon, Jessica K., et al. Arthritis Rheumatology, doi:10.1002/art.40358.

©2023 Zura Bio Ltd. | 15

ZB-106 |SSc

IL-17 and BAFF Inhibition Have Shown Efficacy in Placebo Controlled Trials in systemic sclerosis (SSc)

Brodalumab

IL-17 receptor antagonist

- Achieved primary endpoint of treatment difference of least square mean: −21.2 [95% CI -23.9, 18.5]; P<0.0001), and demonstrated a rapid, sustained reduction in mRSS over 52 weeks[1]
- Demonstrated therapeutic effects on lung/respiratory functions, digital ulcers, the symptoms of gastroesophageal reflux disease, and QOL without noteworthy safety concerns


BMJ Journals
Placebo

Belimumab

BAFF antagonist

- 52-week, investigator initiated, single center, double blind, placebo-controlled pilot study in 20 participants with dcSSC on MMF
- No significant difference of AEs in active and placebo arms
- Both treatment groups experienced improvements in mRSS favoring belimumab (-10 vs -3; p=NS)
- All secondary endpoints favored belimumab with statistical significance in 2 endpoints: SHAQ DI and VAS Raynaud's phenomenon
- Orphan Drug Designation granted
- P 2/3 RCT has been initiated for SSc-ILD

Rituximab

CD20 B-cell depleter

- Multiple Studies demonstrated effectiveness of rituximab in SSc (mainly open label and observational)
- The most compelling data comes from the DESIRES double blind – placebo-controlled trial in 56 pts with SSc
- Primary endpoint: mRSS change after 24 weeks of treatment
- Rituximab -6.30 points vs. PBO +2.14 points (p < 0.0001)
- 48 / 56 participants had SSc-ILD 2.96% FVC improvement at 24 weeks vs. PBO (p=0.04)


THE LANCET
Rheumatology

Sources: [1]Fukasawa, T., et al. Annals of the Rheumatic Diseases, doi:10.1136/annrheumdis-2022-eular.2519. [2]Gordon, Jessica K., et al. Arthritis Rheumatology, doi:10.1002/art.40358. [3]Ebata, Satoshi, et al. The Lancet Rheumatology, doi:10.1016/s2665-9913(21)00107-7.

©2023 Zura Bio Ltd.

16

©2023 Zura Bio Ltd. Phase 2 SSc Trial Design* 17 ZB - 106 | SSc KEY SAFETY ENDPOINTS KEY EFFICACY ENDPOINTS DOUBLE BLIND, PLACEBO - CONTROLLED TRIAL EFFICACY PERIOD (24 / 52 WEEKS) P L A C E B O ZB - 106 DOSE LEVEL 2 ZB - 106 DOSE LEVEL 1 R • FVC, DLCO • ACR - CRISS • Change in mRSS • SHAQ DI • VAS (RP, Pain, Ulcers, Breathing) • PK / PD assessments • General Safety and Tolerability • Severe infection • Neutropenia • ADA / nAb (*) Trial design is subject to change due to factors such as regulatory feedback

©2023 Zura Bio Ltd. Potential First - in - Class, Dual Antagonist Combining tabalumab and TALTZ® ZB - 1 0 6 tibulizumab Anti - BAFF x IL - 17 hidradenitis suppurativa (HS)

Overview of hidradenitis suppurativa (HS)

zurabio

ZB-106 |HS

DISEASE OVERVIEW

- Hidradenitis suppurativa is an inflammatory follicular skin disease
- Skin lesions develop in axillae, in the groin, and under the breasts, are formed as a result of inflammation & infection of sweat glands and are characterized by:
  - Recurrent boil-like nodules and abscesses that culminate in pus-like discharge
  - Difficult-to-heal open wounds (sinuses) and scarring
  - Increased Th1/Th17 and B cell mediated inflammation [1-3]
  - Disproportionately affects women between adolescent age to 55 years of age [4,5]



CLINICAL OPPORTUNITY

Estimated

~300K people

living with Hidradenitis suppurativa in the U.S.

(1-2% global prevalence)

Average of

7 years

to diagnose globally

High unmet need

>50% patients still left inadequately treated

According to HiSCR 75 data

CURRENT TREATMENTS ONLY AIM TO MANAGE SYMPTOMS AND INCLUDE PALLIATIVE CARE SUCH AS OTC EYEDROPS, TOPICAL CYCLOSPORINE AND OFF-LABEL STEROIDS OR IMMUNOSUPPRESSANTS TO MANAGE SYSTEMIC SYMPTOMS

Sources: [1]Moran, Barry, et al. Journal of Investigative Dermatology, doi:10.1016/j.jid.2017.05.033. [2] Banerjee, Anirban, et al. Immunological Investigations, doi:10.1080/08820139.2016.1230867. [3] Sabat, Robert, et al. Journal of Allergy and Clinical Immunology, doi:10.1016/j.jaci.2022.10.034. [4] Garg, Amit, et al. JAMA Dermatology, doi:10.1001/jamadermatol.2017.0201. [5] Ingram, John R. British Journal of Dermatology, doi:10.1111/bjd.19435.

©2023 Zura Bio Ltd.

19

Multiple P3 Studies Show IL-17 is Clinically Validated Pathway to Treat HS

zurabio

ZB-106 |HS

Phase 2 data show IL-17 efficacy ceiling may have been reached | Fostamatinib data provide evidence of B-Cell importance

RECENT HS DATA

Company / Asset		abbvie / humira	NOVARTIS / cosentyx	ucb / bimzelx	bimzelx	MoonLake / sonelokimab	sonelokimab	ACELYRIN / izokibep	izokibep	rigel / fostamatinib
Mechanism		TNF-α	IL-17 A	IL-17 A/F	IL-17 A/F	IL-17 A/F	IL-17 A/F	IL-17 A/A	IL-17 A/A	SYK inhibitor
Administration		SC	SC/IV	SC	SC	SC	SC	SC	SC	PO
Phase		PIONEER I&II Phase 3	SUNSHINE & SUNRISE Phase 3	BEHEARD I&II Phase 3	Phase 2	Phase 2 Part A	Phase 2 Part B	Phase 2b Part A	Phase 2b Part B	Phase 2
Dosing		40mg QW for 12W	30mg Q2W for 16W	320mg Q2W for16W	320mg Q2W for 12W	120mg Q2W for 12W	120mg Q2W for 24W	160mg QW for 12W	160 mg Q2W or QW for 12W	150 mg BID for 12W
Total Patients		n =633	n =360	est. n =579	n =88	n = 234	n =234	n =30	n =175	n =20
Efficacy (HiSCR50)	Non-Placebo Adjusted	42% -59%	42% -45%	48% -52%	63%	66%	76%	71%	42% -46%	85%
	Placebo Adjusted	16% - 31%	11% +	19% - 20%	35%	38%	48%	N/A	1% - 5%	N/A
Efficacy (HiSCR75)	Non-Placebo Adjusted	N/A	N/A	33 - 36%	50%	43%	57%	57%	34% - 39%	70%
	Placebo Adjusted	N/A	N/A	15% - 20%	29%	29%	N/A	N/A	5% - 10%	N/A
Safety / Tolerability	Most Common AEs	Headache 9% - 13%	Headache 9% - 12%	Hidradenitis 7% - 9%	Infections 44%	Nasopharyngitis 16%	Nasopharyngitis 12%	Injection site reactions	TBD	Nausea 30%
	Candidiasis	0%[1]	0% - 3%[1]	4% - 7%	9%	10.5%	>10%	0%[2]	TBD	0%

Sources: Company Presentations, Publications and Research.
[1]Represents data from psoriasis trial. [2]Represents safety data from psoriatic arthritis trial.

©2023 Zura Bio Ltd. | 20

B Cell Signaling Potentiates HS Disease

ZB-106 |HS

Pathogenic Role for B Cells and Plasma Cells

- CD20+ B and CD138+ Plasma Cells are increased in chronic HS lesions [1]

CD20+ B cells in HS Lesions


CD20+ B cells
Score
Healthy skin
Perilesional
Early lesion
Chronic HS

- B cell depletion with rituximab provided therapeutic benefit with 4 out of 5 cases reporting complete remission of HS lesions [5]

BAFF Drives B Cell Activation and Inflammation

- Increased BAFF expression in HS lesions and tunnels [2-4]
- Neutralization of BAFF in HS lesional explants reduced the expression of B & plasma cell gene signatures [2]

BAFF gene expression in HS


skin BAFF mRNA (r.u.)
healthy
healthy, int.
HS les
Pso les
AD les

BAFF is essential for B cell activation


BCR
BAFF
BAFFR
ITAM
SyK

Clinical Benefit of Targeting B Cells

- Modulating B cell function using fostamatinib (SYK inhibition) provided therapeutic benefit in HS [6]
- B cell depletion with rituximab provided therapeutic benefit [5]
- 4/5 cases report complete remission of HS lesions [5]

B cell disruption is efficacious in HS


Percentage of Participants Achieving Clinical Outcome (%)
Baseline
W1
W2
W4
W5
W6
W8
W12
Timepoint
HiSCR50
HiSCR75
HiSCR90

Week 12	% Achieving HiSCR50	% Achieving HiSCR75
Fostamatinib (SYK inhibition)[6]	85%	70%

Sources: [1]Van der Zee, H.H., et al. British Journal of Dermatology, doi:10.1111/j.1365-2133.2011.10698. [2]Rumberger et al. 2020. J Inflam Research; [3]Sabat, Robert, et al. Journal of Allergy and Clinical Immunology, doi:10.1016/j.jaci.2022.10.034. [4]Gudjonsson, Johann E., et al. JCI Insight, doi:10.1172/jci.insight.139930. [5]Seigel et al 2023. JCutanMedicSurgery; [6]Jepsen et al. 2023. JAAD

©2023 Zura Bio Ltd.
21

Dermal Tunnels: Role in HS Pathogenesis

ZB-106 |HS

- Recent literature highlights the role of dermal tunnels in the pathogenesis of HS [1,2]
- The presence of dermal tunnels increased the amount of time needed to achieve HiSCR50 with adalimumab[3]
- One significant drawback of the HiSCR is the lack of a dynamic measurement of draining tunnel; therefore, not fully capturing the anti-inflammatory properties of a therapeutic
- Dermal tunnels in HS are characterized by increased numbers of neutrophils and B cells that produce high levels of BAFF [2,4]
- The International Hidradenitis Suppurativa Severity Score System (IHS4) was developed to assess inflammatory nodules (1 point), abscesses (2 points) and draining tunnels (4 points)

Treatment with fostamatinib (SYK Inhibitor) significantly reduced IHS4 scores and draining tunnel counts [5]


p=0.0002
p=0.0001
Draining Tunnel Count
50
40
30
20
10
0
Baseline
W1
W2
W4
W5
W6
W8
W12
Timepoint

Sources: [1]Frew et al. 2021 Clin Exper Derm; [2]Sabat et al JACI 2023; [3]Moran et al. JID 2017; [4]Gudjonsson et al. 2020; [5]Jepsen et al. 2023. JAAD

©2023 Zura Bio Ltd. 22

Phase 2 HS Trial Design*

zurabio
ZB-106 |HS

KEY INCLUSION CRITERIA

- Moderate to Severe HS
- Hurley Stage II/III
- Total abscess and inflammatory count (AN) ≥ 5

DOUBLE BLIND, PLACEBO-CONTROLLED TRIAL

~60 participants per arm — R →

- ZB-106 DOSE LEVEL 1
- ZB-106 DOSE LEVEL 2
- PLACEBO

EFFICACY PERIOD (12/24 WEEKS)

KEY EFFICACY ENDPOINTS

- HiSCR (50, 75, 100)
- Improvement in baseline AN counts
- IHS4
- PGA
- DLQI
- PK /PD assessments

KEY SAFETY ENDPOINTS

- General Safety and Tolerability
- Severe infection
- Neutropenia

(*) Trial design is subject to change due to factors such as regulatory feedback

©2023 Zura Bio Ltd.
23

©2023 Zura Bio Ltd. A Potential Best - in - Class Anti - IL - 7R Inhibiting Both IL - 7 and TSLP Pathways ZB - 1 6 8 Anti - IL - 7R alopecia areata (AA)

Cytokine Signaling via IL-7 and TSLP Pathways

ZB-168 |AA

IL-7Rα is a key receptor in immune regulation, central to the signaling of cytokines *IL-7* and *TSLP*

IL-7

IL-7Rα collaborates with the common gamma chain (γc) to establish the IL-7 receptor complex

Triggers a sequence of cellular events, notably **JAKs &STATs**

Vital for the growth, sustenance, and balance of T-cells


IL-7Rα
IL-7
γc
IL-7Rα
TSLP
IL-7Rα
TSLPR
JAK1
JAK3
JAK2
JAK1
STAT5
STAT3
STAT1
STAT5
T-Cell

TSLP

TSLP binds to its dedicated receptor, TSLPR. For optimal signaling, IL-7Rα joins the mix, creating a composite complex with TSLPR and TSLP

This assembled complex **initiates pathways** primarily linked to **type 2 immunity**

Commonly tied to allergic responses and specific inflammatory scenarios

Positioning ZB-168 for diverse immune-related and autoimmune conditions

©2023 Zura Bio Ltd. | 25

Potential Therapeutic Franchises for ZB-168

zurabio
ZB-168 |AA


IL-7Rα
IL-7
γc
IL-7Rα
TSLP
IL-7Rα
TSLPR
JAK1
JAK3
JAK2
JAK1
STAT5
STAT3
STAT1
STAT5

Explore the potential indication space	Solid biologic rationale for IL-7 /TSLP	Expected Clinical Readout[1]
Alopecia areata (and other Dermatology)	✓	✓
Ulcerative colitis (and other GI)	✓	✓
Asthma (and other Respiratory)	✓	✓

Sources: [1]ClinicalTrials.gov database

©2023 Zura Bio Ltd. | 26

©2023 Zura Bio Ltd. 27 Redefining Treatment Standards for alopecia areata ZB - 168 | AA Alopecia areata H i g h CD8 T effector memory CD4 T reg ZB - 16 8 I L - 7 R α L ow I L - 7 R α Universalis T o t a l is A r eat a Z B - 1 68 1, 2 Targets the T effector memory Preserves the T r eg Autoimmune disease with 2% of population affected, 30 - 40% with >50% scalp hair loss. Characterized by patchy areata or complete hair loss on scalp (totalis) or complete hair loss all over body (universalis) Significant impact to physical, psychosocial and overall productivity Invasion of T - cells Loss of immune p r ivi l e g e P re s er v a t i o n of hair follicle T i me / T reg T effector memory 1.5 1.0 0 70 Sources: 1 Williams, Jason H., et al. The AAPS Journal, doi:10.1208/s12248 - 019 - 0401 - 3. 2 Herold, Kevan C., et al. JCI Insight, doi:10.1172/jci.insight.126054.

ZB-168 is Potentially Best-in-Class Asset at TSLP Inhibition

zurabio
ZB-168 |AA


100
50
0
-50
%Inhibition
-4
-2
0
2
4
Log (nm)
Anti-TSLPR
tezepelumab
IgG
ZB-168

% inhibition of TSLP stimulated CCL17 secretion from human monocytes

- ZB-168 is nearly **10-fold** more potent than AZN /AMGN's tezepelumab, and tezepelumab does not inhibit IL-7 signaling
- ZB-168 is **>300-fold** more potent than Q32 Bio / Horizon's bempikibart (formerly ADX-914) in TSLP-induced markers, but similar in IL-7-induced pSTAT5[4]

	UpstreamBio	AstraZeneca / AMGEN	Q32 BIO / HORIZON	zurabio
	UPB-101 (α-TSLPR) α-TSLPR mAb	**tezepelumab (TSLP)** TSLP mAb	**bempikibart (IL-7Rα)** IL-7Rα mAb	**ZB-168 (IL-7Rα)** IL-7Rα mAb
TSLP-Induced Signals	16.1ng /ml /0.1nM (CCL17)[3]	67 ng /ml /0.44nM (CCL17)[3]	24 nM (CCL2)[4]	7.5 ng /ml /0.05nM (CCL17)[1] 11ng /ml /0.07nM (CCL22)[1] 0.08 nM (CCL2)[4]
IL-7-Induced Signals	*Neg*	*Neg*	0.6 nM (IL-7 at 0.25ng/ml)[4] 2.1 nM (IL-7 at 2.5ng/ml)[4]	0.46nM (pSTAT5)[2]

In 2023, Zura Bio and Benaroya Research Institute (BRI) initiated a sponsored research collaboration to delve deeper into the role of IL-7Rα in TSLP and IL-7 signaling pathways.

This collaboration aims to enhance understanding of the roles IL-7 and TSLP play in immunological diseases and the potential benefit from targeting IL-7Rα, which is required for the signaling of both pathways.

Sources: [1]Zura Internal Data, [2]Herold, Kevan C., et al. JCI Insight, doi:10.1172/jci.insight.126054. . [3]Numazaki, Mako, et al. Journal of Pharmacology and Experimental Therapeutics, doi:10.1124/jpet.121.000686. [4]Yamniuk, Aaron P., et al. Antibodies against Il-7r Alpha Subunit and Uses Thereof. 18 May 2021.

©2023 Zura Bio Ltd. 28

©2023 Zura Bio Ltd. 29 Current treatments involving JAK inhibitors ZB - 168 | AA JAK inhibitors block multiple pathways by targeting JAK1 and JAK2, which are involved in numerous cytokine signaling processes. This broad action will/can inadvertently suppress beneficial immune responses. Concerns with JAK Inhibitors 1 2 Broad Action Black Box Warnings 3. Thrombosis Patients on JAK inhibitors face a heightened risk of blood clots. 4. Increased Mortality Particularly in older patients with cardiovascular risk factors, there's an associated higher risk of death. 1. Infections JAK inhibitors can/will increase the risk of serious infections due to their immunosuppressive nature. 2. Malignancy Their use has been linked to an elevated risk of certain cancers

Phase 2 AA Trial Design*

ZB-168 |AA

PART A: OPEN-LABEL TRIAL

~30 participants → E → ZB-168 DOSE

EFFICACY PERIOD (24 WEEKS)

PART B: RANDOMIZED TRIAL

~40 participants per arm → R →
- ZB-168 DOSE LEVEL 1
- ZB-168 DOSE LEVEL 2
- ZB-168 DOSE LEVEL 3
- PLACEBO

EFFICACY PERIOD (24 /36 WEEKS)

KEY EFFICACY ENDPOINTS
- Percent change in SALT score
- ClinRo
- Proportion of patients with pre-specified SALT reductions
- Scalp Hair Assessment
- Biomarkers

KEY SAFETY ENDPOINTS
- General Safety and Tolerability
- Severe infection
- Neutropenia
- ADA /nAb

(*) Trial design is subject to change due to factors such as regulatory feedback

©2023 Zura Bio Ltd. | 30

©2023 Zura Bio Ltd. Targeting Anti - IL - 33, an Alarmin with Potential in Multiple Indications ZB - 880 t or u do k i m a b Anti - IL - 33 allergy / respiratory Indications

ZB-880 Asset Overview

About ZB-880 (torudokimab)

01 IL-33 implicated in driving Th2 biology through ST2 and Th1/Th17 through alternative signaling[1]

02 Well tolerated in Ph1 and Ph2 trials conducted by Eli Lilly[2]

141 healthy volunteers in Ph1 study	103 participants with moderate to severe atopic dermatitis in Ph2
Analyses confirmed key biomarker reductions (IL-13, periostin and CCL17/TARC) and no ADA impact[3]	Potential utility in diseases driven by epithelial inflammation[1]

03 The target engagement evaluation suggested binding to IL-33 and treatment emergent ADA had no apparent impact on PK or target engagement



IL33
IL33
IL33
γc
IL1RAcP
ST2L
JAK2
P
STAT5
STAT5
P
TIR
TIR
MyD88
p38 MAPK
NFkB
RelA
p50

Mechanism of Action

01 Inhibition of IL-33 blocks both ST2 and RAGE signaling[4]

Initial Focus on Respiratory, Dermatologic, Gastrointestinal and Orphan Autoimmune Indications

01 Potential for 1st-in-class opportunities

02 Validated pathways in COPD4 and asthma[5]

Sources: 1.Cohen et al. 2015 Nature, 2. https://clinicaltrials.gov/ct2/show/NCT03913260; https://clinicaltrials.gov/ct2/show/NCT03343587; https://clinicaltrials.gov/ct2/show/NCT03831191, Section 6.1, DSUR for period 23-Sep-2019 to 22-Sep-2020, 3. doi.org/10.1111/bjd.21631 4. Okragly et al Journal of Inflammation Research 2021:14 3823–3835, 5.. doi:10.1056/NEJMoa2024257

©2023 Zura Bio Ltd. 32

ZB-880 IL-33 Pathway

IL-33 is a member of the IL-1 cytokine family that is constitutively expressed in structural and lining cells including fibroblasts, endothelial, and epithelial cells of skin, gastrointestinal tract, and lungs[1]

IL-33 is released from the epithelium by disease exacerbating environmental factors and is an important amplifier of innate inflammation during exacerbations[2]

Polymorphisms in IL-33 and ST2 are associated with increased eosinophil production as well as respiratory diseases such as COPD and severe asthma

IL-33 inhibition clinically validated in severe asthma, COPD3, and subsets of other epithelial disorders[4]

Pre-clinical data demonstrates superior activity of torudokimab compared with etokimab suggesting the potential for best-in-class activity[5]

Emerging biology suggests expanding opportunity for IL-33 in fibrotic and autoimmune conditions[6]


allergens
bacteria
viruses
IL25
TSLP
IL33
PGD2
Histamin
proteases
IL6
IL5
GM-CSF
IL13
TNFa
DC
ILC2
IL13
IL5
Amphiregulin
Th2
IL9
IL13
IL4
IL5
Th1
IL2
IFNγ
TCR
NK7
IFNγ
IL4
IL5
IL9
IL13

Sources: 1.Chan, 2019. Frontiers Immunol, 2. doi.org/10.1016/j.cyto.2022.155891, 3. https://doi.org/10.1038/ng.323 and doi:10.1016/j.jaci.2020.04.051 ,4. .:https://doi.org/10.1016/S2213-2600(22)00005-4; doi:10.1056/NEJMoa2024257 and doi: 10.1126/scitranslmed.aax2945 ,5. Sci Trans Med., Zura Bio Internal data, 6. doi: 10.1111/imm.12174; https://doi.org/10.3389/fphys.2021.781012 and https://doi.org/10.3389/fmed.2021.739489

©2023 Zura BioLtd.
33

©2023 Zura Bio Ltd. ZB - 880 Has Potential for “Best - in - Class” Activity 34 Torudokimab was 2.9 and 5.5 - fold more potent than etokimab and itepekimab , respectively, inhibiting IL - 33 - induced GM - CSF production by human mast cells Sources: Zura Bio Internal data Antibody k on (M - 1 s - 1 ) k off (s - 1 ) k d (pM) Torudokimab Potency torudokimab (LY3375880) 1.7 x 10 6 6.7 x 10 - 5 39 etokimab (AnaptysBio) 9.4 x 10 5 1.2 x 10 - 4 112 2.9x itepekimab (Regeneron) 7.6 x 10 5 1.6 x 10 - 4 215 5.5x